SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities andExchange Act of 1934.

                                February 20, 2008
                                 Date of Report

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-31446               45-0466694
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado              80203-4518
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    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        303-295-3995
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 20, 2008, Cimarex Energy Co. (Cimarex) announced its fourth-quarter and full-year 2007 financial results. The news release is included in this report as Exhibit 99.1.

ITEM 7.01         REGULATION FD DISCLOSURE

On February 20, 2008, Cimarex issued a news release reporting its financial results for the fourth-quarter and full-year ended December 31, 2007. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

D.       Exhibits

Exhibit No.                Description

99.1                       Cimarex News Release, dated February 20, 2008


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIMAREX ENERGY CO.


Dated: February 20, 2008              By: /s/ Paul Korus
                                          --------------------------------------
                                          Paul Korus, Vice President,
                                          Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX



Exhibit No.                Description

99.1                       Cimarex News Release, dated February 20, 2008